Exhibit 10.6

PLEDGE AND SECURITY AGREEMENT

THIS PLEDGE AND SECURITY AGREEMENT dated as of this 17th day of August 2017 (the “Pledge Agreement”) is made by IORA SOFTWARE LIMITED, a company incorporated as a private limited company under the Registrar for Companies for England and Wales with a principal place of business at Chapel House, 1-3 Chapel Street, Guildford, United Kingdom, GUI 3UH (“Pledgor”), in favor of MORIAH SOFTWARE MANAGEMENT LP, a Delaware limited partnership with offices at 1 University Plaza, Hackensack, NJ 07601 (together with its successors and assigns, the “Lender”).

RECITALS:

A.       iOra Inc., a Delaware corporation, with a principal place of business at 45 Summer Street, Taunton, MA 02780 (the “U.S. Subsidiary”) is a wholly-owned Subsidiary of Pledgor.

B.       Pledgor desires that Lender establish a credit facility for the Borrowers (defined below) pursuant to the Loan Agreement (defined below).

C.       Lender has conditioned its willingness to enter into the Loan Documents upon the fulfillment of certain conditions, among them that Pledgor enter into this Pledge Agreement. To induce Lender to enter into the Loan Documents, Pledgor has agreed to execute and deliver this Pledge Agreement and to grant Lender a first priority and perfected security interest in and lien on the Securities Collateral (defined below, which is a part of the Collateral) as additional security for the payment and performance of all of the Obligations, in accordance with the terms and provisions hereof.

Accordingly, in consideration of the foregoing and the mutual covenants and agreements hereinafter set forth, and other good and valuable consideration, the existence, receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

Section 1. Definitions. As used in this Pledge Agreement, the following capitalized terms shall have the meanings respectively assigned to them below, which meanings shall be applicable equally to the singular and plural forms of the terms so defined:

Capitalized terms not otherwise defined herein have the meanings set forth in that certain Loan and Security Agreement of even date herewith (the “Loan Agreement”) by and among Pledgor, BHTC X, Inc. and the U.S. Subsidiary (collectively, "Borrowers") and Lender.

“Pledged Securities” shall mean all of the issued and outstanding securities or other ownership interests in whatever form of the U.S. Subsidiary and any other securities or ownership interests that Pledgor may own now or in the future in any other entity.

“Securities Act” shall mean the Securities Act of 1933, as amended, and as the same may be supplemented, modified, amended or restated from time to time, and the rules and regulations promulgated thereunder, or any corresponding or succeeding provisions of applicable law.

PLEDGE AGREEMENT

Section 2. Pledge and Grant of Security Interest. As security for the payment and performance in full of all of the Obligations in accordance with their terms, Pledgor hereby pledges, assigns, transfers, grants, hypothecates and sets over unto Lender, grants to Lender a first priority lien and security interest in, and delivers to Lender, all of Pledgor's right, title and interest in, to and under the following personal property, in each case whether now existing or hereafter acquired or created, and whether constituting financial assets, investment property, general intangibles, securities, security entitlements, proceeds or otherwise: (a) all of the Pledged Securities; (b) all certificates, instruments, agreements and contract rights relating to the Pledged Securities; and (c) all proceeds of the Pledged Securities (including, without limitation, all cash, cash equivalents, dividends, distributions, instruments, securities or other property) at any time and from time to time received, receivable, paid or otherwise distributed in respect of or in exchange for any of or all such Pledged Securities, whether in connection with any increase or reduction of capital, reclassification, merger, consolidation, sale of assets, combination of shares, stock split, spin-off, split-off or otherwise (the items referred to in clauses (a) through (c) being collectively called the “Securities Collateral”). All Pledged Securities included in the Securities Collateral shall, to the extent represented by certificates, upon delivery thereof to Lender, be accompanied by undated stock powers duly executed in blank or by other instruments or documents of transfer, possession or control satisfactory to Lender and by such other instruments and documents as Lender may request. All Securities Collateral shall be delivered to and held by Lender and disposed of in accordance with the terms of this Pledge Agreement.

Section 3. Release of Securities Collateral for Payment. Upon indefeasible payment and satisfaction in full of all of the Obligations, all Securities Collateral shall be deemed completely released from the security interest granted to Lender hereunder.

Section 4. Delivery and Redelivery of Securities Collateral. Pledgor agrees promptly to deliver, or cause to be delivered, to Lender any and all Securities Collateral together with any and all stock powers signed in blank and other certificates, instruments or documents representing or relating to transfer, possession or control of any of the Securities Collateral.

Section 5. Representations and Warranties. Pledgor hereby represents, warrants and covenants to and with Lender that:

(a)       Pledgor (i) is and will at all times during the term hereof continue to be the direct owner, beneficially and of record, of the Securities Collateral free and clear of all Liens (except for the Lien of Lender pursuant to this Pledge Agreement), (ii) will make no assignment, pledge, hypothecation, transfer or any disposition of, or create any Lien or other security interest in, the Securities Collateral, and (iii) will cause any and all Securities Collateral, whether for value paid by Pledgor or otherwise, to be forthwith deposited with Lender and pledged and assigned hereunder;

(b)       Pledgor (i) has good and indefeasible title, right and legal authority to enter into this Pledge Agreement and to pledge the Securities Collateral in the manner hereby done or contemplated and (ii) will defend its title or interest thereto or therein against any and all attachments, Liens, claims, security interests or other impediments of any nature;

(c)       no consent or approval of any Governmental Authority, any securities exchange, or other person or entity was or is necessary to the validity of the pledge effected pursuant to this Pledge Agreement;

(d)       the Pledged Securities were duly authorized and validly issued, fully paid and non-assessable, and were acquired in a transaction in compliance with and either registered or exempt from registration under the Securities Act and other applicable laws. A true and complete list of the Pledged Securities owned by Pledgor on the date hereof is set forth on Schedule 1 annexed hereto. The Pledged Securities (i) are not subject to any warrant, option, put, call or other right to acquire, redeem, sell, transfer or encumber them, (ii) are not governed by or otherwise subject to any shareholders agreement, voting trust or similar agreement or arrangement, and (iii) other than as to securities laws of general application, are not limited or otherwise restricted in any way respecting assignability or transferability or any voting, dividend, distribution or other ownership right;

(e)       the pledge effected hereby is effective to vest in Lender the rights of Pledgor in the Securities Collateral as set forth herein without any notice to, consent of or filing with any person, entity or Governmental Authority, except for filing of UCC Financing Statements;

(f)       this Pledge Agreement creates a valid security interest in favor of Lender for the benefit of Lender in the Securities Collateral; the taking possession by Lender of the certificates representing the Pledged Securities, and all other certificates, documents, and instruments relating to the Securities Collateral will perfect and establish the first priority of Lender's security interest in all certificated Pledged Securities and such documents, certificates and instruments;

(g)       at Lender’s request, Pledgor will file or cause to be filed appropriate Uniform Commercial Code (“UCC”) financing statements in order to enable Lender for its benefit to perfect and preserve its security interest in the Securities Collateral; and

(h)       all representations, warranties and covenants of Pledgor contained in this Pledge Agreement shall survive the execution, delivery and performance of this Pledge Agreement until the termination of this Pledge Agreement in accordance with its terms and provisions.

Section 6. Additional Covenants.

(a)       Additional Securities, Rights, Grants or Issuances. If Pledgor shall receive any (i) certificate, including without limitation, any certificate representing a dividend or distribution in connection with any increase or reduction of capital, reclassification, merger, consolidation, sale of assets, combination of shares of capital stock, stock splits, spin-off or split-off, promissory notes or other instruments; (ii) option or right, whether as an addition to, substitution for, or an exchange for, any Securities Collateral or otherwise; (iii) dividends payable in capital stock in respect of the Securities Collateral; or (iv) distributions of capital stock or other equity interests in connection with a partial or total liquidation, dissolution or reduction of capital, capital surplus or paid-in surplus, then Pledgor shall receive such certificate, instrument, option, right or distribution in trust for the benefit of Lender, shall segregate it from Pledgor’s other property and shall deliver it forthwith to Lender in the exact form received accompanied by duly executed instruments of transfer or assignment in blank, in the form requested by Lender, to be held by Lender as Securities Collateral and as further collateral security for the Obligations. Pledgor shall not perform or cause to be performed any acts or omissions that would effect any change, amendment, impairment, substitution, or any of the events, transactions or circumstances in clauses (i) through (iv) above.

(b)       Financing Statements. Pledgor hereby authorizes Lender to prepare and file such financing statements (including renewal statements) or amendments thereof or supplements thereto or other instruments as Lender may from time to time deem necessary or appropriate in order to perfect and maintain the security interests granted hereunder in accordance with the UCC. Pledgor shall execute and deliver to Lender such agreements, assignments or instruments (including affidavits, notices, reaffirmations and amendments and restatements of existing documents, as Lender may request) and do all such other things as Lender may deem necessary or appropriate to assure to Lender its security interests hereunder are perfected. To that end, Pledgor hereby irrevocably makes, constitutes and appoints Lender, its nominee or any other person whom Lender may designate, as Pledgor’s attorney-in-fact with full power of substitution, to effect any such financing statements, or amendments and supplements to financing statements, renewal financing statements, notices or any similar documents which in Lender’s discretion would be necessary, appropriate or convenient in order to perfect and maintain perfection of the security interests granted hereunder, such power, being coupled with an interest, being and remaining irrevocable so long as any of the Obligations remain outstanding. Pledgor agrees to mark its books and records (and to cause each issuer of the Pledged Securities to mark its books and records) to reflect the security interest of Lender in the Securities Collateral.

Section 7. Voting Rights; Dividends.

(a)       So long as no Event of Default shall have occurred and be continuing, Pledgor shall be entitled to fully exercise any and all voting and/or other consensual rights and powers that would otherwise accrue to an owner of the Pledged Securities or the securities consitututing the Securities Collateral or any part thereof.

(b)       Upon the occurrence and during the continuance of an Event of Default, all rights of Pledgor to exercise the voting and other consensual rights which it would otherwise be entitled to exercise pursuant to clause (a) of this subsection shall cease and all such rights shall thereupon become vested in Lender which shall then have the sole right in its discretion to exercise such voting and other consensual rights.

(c)       Upon the occurrence and during the continuance of an Event of Default, all cash dividends payable with respect to the Pledged Securities shall be immediately deposited with Lender as Securities Collateral (and shall constitute cash collateral).

Section 8. Remedies Upon Default.

(a)       After the occurrence and during the continuation of an Event of Default, the Lender may exercise, in addition to all other rights and remedies granted to it in this Agreement and the other Loan Documents, or under any law, all rights and remedies of a secured party under the UCC. All such rights and remedies being cumulative, not exclusive, and enforceable alternatively, successively or concurrently, at such time or times as the Lender deems expedient.

(i)        If the Lender so elects and gives notice of such election to the Pledgor, the Lender may vote any or all shares of the Securities Collateral (whether or not the same shall have been transferred into its name or the name of its nominee or nominees) and give all consents, waivers and ratifications in respect of the Securities Collateral and otherwise act with respect thereto as though it was the outright owner thereof, the Pledgor hereby irrevocably constituting and appointing the Lender the proxy and attorney-in-fact of the Pledgor with full power of substitution, to do so.

(ii)       The Lender may demand, sue for, collect or make any compromise or settlement the Lender deems suitable in respect of any of the Securities Collateral.

(iii)        The Lender may sell, resell, assign and deliver, or otherwise dispose of any or all of the Securities Collateral, for cash and/or credit and upon such terms, at such place or places and at such time or times and to such Persons as the Lender deems expedient, all without demand for performance by the Pledgor or any notice or advertisement whatsoever except such as may be required by law, provided however, the Lender shall give the Pledgor ten (10) days’ prior written notice of the time and place of any public sale, or the time after which a private sale may be made, which notice the Lender and Pledgor hereby agree is reasonable; and

(iv)       The Lender may cause all or any part of the Securities Collateral to be transferred into its name or the name of its nominee or nominee.

(b)       Subject to the terms of this Section 8, the Lender may enforce its right hereunder without any other notice and without compliance with any other condition precedent now or hereafter imposed by statute, rule or law or otherwise (all of which are hereby expressly waived by the Pledgor to the maximum extent permitted by applicable law). The Lender may buy any part or all of the Securities Collateral at any public sale and if any part or all of the Securities Collateral is of a type customarily sold in a recognized market or is of the type which is the subject of widely-distributed standard price quotations, the Lender may buy at private sale and may make payments thereof by any means. The Lender may apply the cash proceeds actually received from any sale or other disposition to the reasonable expenses of retaking, holding, preparing for sale, selling and the like, or reasonable attorneys’ fees, and all legal expenses, travel and other expenses which may be incurred by the Lender in attempting to collect the Obligations or any of them, or to enforce this Agreement or in the prosecution or defense of any action or proceeding related to the subject matter of this Agreement; and then to the Obligations in such order as to principal or interest remaining unpaid, including legal interest thereon, and the balance of any expenses unpaid, and any surplus shall be paid to the Pledgor.

(c)       The Pledgor recognizes that if the Lender is unable to effect a public sale of the Securities Collateral by reason of certain prohibitions contained in the Securities Act, the Lender may be compelled to resort to one or more private sales thereof to a restricted group of purchasers who will be obliged to agree, among other things, to acquire such securities for their own account, for investment and not with a view to the distribution or resale thereof. The Pledgor agrees that any such private sales may be at prices and on other reasonable terms less favorable to the seller than if sold at public sales and that such private sales shall be deemed to have been made in a commercially reasonable manner. The Lender shall be under no obligation to delay a sale of any of the Securities Collateral for the period of time necessary to permit the issuer of such securities to register such securities for public sale under the Securities Act, even if the issuer would agree to do so.

Section 9. Application of Proceeds of Sale. The proceeds of any sale of Securities Collateral pursuant to Section 8, as well as any Securities Collateral consisting of cash, shall be applied by Lender in accordance with the terms of the Loan Agreement. Pledgor irrevocably waives the right to direct the application of such payments and proceeds, and acknowledges and agrees that Lender shall have the continuing and exclusive right to apply and reapply any and all such payments and proceeds in Lender’s sole discretion, notwithstanding any entry to the contrary upon any of its books and records.

Section 10. Rights of Lender.

(a)       Power of Attorney. In addition to other powers of attorney contained herein or in any of the Loan Documents, Pledgor hereby designates and appoints Lender, on behalf of Pledgor, and each of its designees or agents, as attorney-in-fact of Pledgor, irrevocably and with full power of substitution, with authority to take any or all of the following actions upon the occurrence and during the continuation of an Event of Default:

i       to demand, collect, settle, compromise, adjust and give discharges and releases concerning the Securities Collateral;

ii       to commence and prosecute any actions or proceedings for the purposes of collecting any of the Securities Collateral and enforcing any other right in respect thereof;

iii       to defend, settle, adjust or compromise any action, suit or proceeding brought and, in connection therewith, give such discharge or release;

iv       to pay or discharge taxes, security interests, or other Liens on or threatened against the Securities Collateral;

v       to direct any parties liable for any payment, to make payment directly to Lender or as Lender shall direct;

vi       to receive payment of and receipt for any and all monies, claims, and other amounts due and to become due at any time in respect of or arising out of any Securities Collateral;

vii       to sign and endorse any drafts, assignments, proxies, stock powers, consents, verifications, notices and other documents relating to the Securities Collateral;

viii       to authorize, execute and deliver all assignments, conveyances, statements, financing statements, renewal financing statements, pledge agreements, affidavits, notices and other agreements, instruments and documents that Lender may determine necessary or appropriate in order to perfect and maintain the security interests and liens granted in this Pledge Agreement and in order to fully consummate all of the transactions contemplated herein and in the Loan Documents;

ix       to exchange any of the Securities Collateral upon any merger, consolidation, reorganization, recapitalization or other readjustment of Pledgor or the issuer thereof and, in connection therewith, deposit any of the Securities Collateral with any committee, depository, transfer agent, registrar or other designated agency upon such terms as Lender may determine;

x       to vote for a director, shareholder, partner, manager, or member resolution, or to sign any consent or instrument in writing, sanctioning the transfer of any or all of the Securities Collateral into the name of Lender or into the name of any transferee to whom the Securities Collateral of Pledgor or any part thereof may be sold; and

xi       to do and perform all such other acts and things as Lender may deem to be necessary, proper or convenient in connection with this Pledge Agreement and the other Loan Documents.

This power of attorney is a power coupled with an interest and shall be irrevocable for so long as any of the Obligations remain outstanding. Lender shall be under no duty to exercise or withhold the exercise of any of the rights, powers, privileges and options expressly or implicitly granted to Lender in this Pledge Agreement, and shall not be liable for any failure to do so or any delay in doing so. Lender shall not be liable for any act or omission or for any error of judgment or any mistake of fact or law in its individual capacity or its capacity as attorney-in-fact except acts or omissions resulting from its gross negligence or willful misconduct. This power of attorney is conferred on Lender solely to protect, preserve and realize upon its security interest in the Securities Collateral.

(b)       Assignment by Lender. In accordance with the Loan Agreement, the Lender may from time to time assign its rights or obligations hereunder, or any portion thereof, or the pledge and security interest granted herein, or any portion thereof, and the assignee shall be entitled to all of the rights and remedies of the applicable assignor under this Pledge Agreement in relation thereto.

(c)       Lender’s Duty of Care. Other than the exercise of reasonable care to ensure the safe custody of the Securities Collateral while being held by Lender hereunder, Lender shall have no duty or liability to preserve rights pertaining thereto, it being understood and agreed that Pledgor shall be responsible for preservation of all rights in the Securities Collateral, and Lender shall be relieved of all responsibility for Securities Collateral upon surrendering it or tendering the surrender of it to Pledgor. Lender shall be deemed to have exercised reasonable care in the custody and preservation of the Securities Collateral in its possession if such Securities Collateral is accorded treatment substantially equal to that which Lender accords its own property, it being understood that Lender shall not have responsibility for (i) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relating to any Securities Collateral, whether or not Lender has or is deemed to have knowledge of such matters or (ii) taking any steps or refraining therefrom to preserve rights against any other parties with respect to any Securities Collateral.

(d)       Release of Securities Collateral. Lender may release any of the Securities Collateral from this Pledge Agreement or may substitute any of the Securities Collateral without altering, varying or diminishing in any way the force, effect, lien, pledge or security interest of this Pledge Agreement as to any Securities Collateral not expressly released or substituted, and this Pledge Agreement shall continue as a first priority lien on all Securities Collateral not expressly released or substituted.

(e)       Rights and Remedies. Lender is entitled to exercise all rights and remedies available to it at law or in equity in connection with this Pledge Agreement. The rights and remedies of Lender hereunder are several and cummulative at Lender’s discretion and may be exercised at Lender’s discretion.

(f)       Costs of Counsel. If at any time hereafter, whether upon the occurrence of an Event of Default or not, Lender employs counsel or other experts or advisors to take action or make a response in connection with this Pledge Agreement, the Securities Collateral, or the Loan Documents, Pledgor agrees to promptly pay upon demand any and all such costs and expenses of Lender, all of which costs and expenses shall constitute Obligations.

Section 11. Termination. This Pledge Agreement shall terminate, and all security interests in the Securities Collateral shall automatically terminate and be completely released, when all the Obligations have been indefeasibly and fully paid and satisfied, at which time Lender shall reassign and deliver to Pledgor, or to such person or entity as Pledgor shall designate, against receipt, such of the Securities Collateral (if any) as shall not have been sold or otherwise applied by Lender pursuant to the terms hereof and shall still be held by Lender under this Pledge Agreement. Any such reassignment shall be without recourse to or representation or warranty by Lender and at the expense of Pledgor.

Section 12. Further Assurances. Pledgor agrees to do such further acts and things, and to execute and deliver such additional conveyances, assignments, reassignments, agreements and instruments, as Lender may at any time request in connection with the administration and enforcement of this Pledge Agreement or with respect to the Securities Collateral or any part thereof, and with respect to the grant, release or termination of Lender's security interest in any of the Securities Collateral, or otherwise in order better to assure and confirm unto Lender its rights and remedies hereunder and under this Pledge Agreement.

Section 13. Notices. All notices, requests and demands to or upon the respective parties hereto shall be in writing and either (a) delivered by registered or certified mail, (b) delivered by hand, or (c) delivered by national overnight courier service with next Business Day delivery, and shall be deemed to have been duly given or made (i) upon the earlier of actual receipt and three (3) Business Days after deposit in the United States Mail, registered or certified mail, return receipt requested, with proper postage prepaid, (ii) one (1) Business Day after deposit with a national overnight courier with all charges prepaid, or (iii) when hand-delivered. All notices, requests and demands are to be given or made to the respective parties at the following addresses (or to such other addresses as either party may designate by notice in accordance with the provisions of this paragraph):

If to Pledgor:

iOra Software Limited

45 Summer Street

Taunton, MA 02780

Attention: Michael E. Fasci - CFO

With a copy to:

Ellenoff Grossman & Schole LLP

1345 Avenue of the Americas, 11TH Floor

New York, NY 10017

Attention: Barry I. Grossman, Esq.

If to Lender:

Moriah Software Management LP

1 University Plaza

Suite 407

Hackensack, NJ 07601

Attention: Greg Zilberstein

With a copy to:

Cohen Tauber Spievack & Wagner P.C.

420 Lexington Avenue, Suite 2400

New York, New York 10170

Attention: Adam Stein

Notwithstanding the foregoing, that parties expressly acknowledge and agree that the foregoing provisions of notice by Lender to Pledgor’s counsel are an accommodation only, and that Lender shall have fulfilled its notice obligation hereunder if notice shall have been received by Pledgor at its address irrespective of whether such notice is received by Pledgor’s counsel.

Section 14. Construction. No provision of this Pledge Agreement shall be construed against or interpreted to the disadvantage of any party hereto by reason of such party or its counsel having, or being deemed to have, structured or drafted such provision.

Section 15. Headings, Amendments, Waiver. Section and paragraph headings are for convenience only and shall not be construed as part of this Pledge Agreement. Any modification and amendment shall be in writing and signed by the parties, and any waiver of, or consent to any departure from, any representation, warranty, covenant or other term or provision shall be in writing and signed by each affected party hereto or thereto, as applicable. A waiver of a breach of any term, covenant or condition of this Pledge Agreement shall not operate or be construed as a continuing waiver of such term, covenant or condition, or breach, or of any other term, covenant or condition, or breach by such party. No failure to exercise and no delay in exercising any right, remedy, or power hereunder shall preclude any other or further exercise of any other right, remedy or power provided herein or by law or in equity.

Section 16. Entire Agreement. This Pledge Agreement represents the entire agreement and understanding concerning the subject matter hereof and thereof between the parties, and supersede all other prior agreements, understandings, negotiations and discussions, representations, warranties, commitments, proposals, offers and contracts concerning the subject matter hereof, whether oral or written.

Section 17. Survival. All covenants, agreements, representations and warranties made by Pledgor herein or in any of the Loan Documents or in any certificate, report or instrument contemplated hereby shall survive any independent investigation made by Lender and the execution and delivery of this Pledge Agreement, such Loan Documents and such certificates, reports or instruments and shall continue so long as any Obligations are outstanding and unsatisfied, applicable statutes of limitations to the contrary notwithstanding.

Section 18. Severability. Every provision of this Pledge Agreement is intended to be severable. If, in any jurisdiction, any term or provision hereof is determined to be invalid or unenforceable, (a) the remaining terms and provisions hereof shall be unimpaired, (b) any such invalidity or unenforceability in any jurisdiction shall not invalidate or render unenforceable such term or provision in any other jurisdiction, and (c) the invalid or unenforceable term or provision shall, for purposes of such jurisdiction, be deemed replaced by a term or provision that is valid and enforceable and that comes closest to expressing the intention of the invalid or unenforceable term or provision. If a court of competent jurisdiction determines that any covenant or restriction, by the length of time or any other restriction, or portion thereof, set forth in this Pledge Agreement is unreasonable or unenforceable, the court shall reduce or modify such covenants or restrictions to those which it deems reasonable and enforceable under the circumstances and, as so reduced or modified, the parties hereto agree that such covenants and restrictions shall remain in full force and effect as so modified. In the event a court of competent jurisdiction determines that any provision of this Pledge Agreement is invalid or against public policy and cannot be so reduced or modified so as to be made enforceable, the remaining provisions of this Pledge Agreement shall not be affected thereby, and shall remain in full force and effect.

Section 19. Successors and Assigns; Assignment. All covenants, promises and agreements by or on behalf of the parties contained in this Pledge Agreement shall be binding upon and shall inure to the benefit of the parties and their respective successors and assigns; provided, however, that nothing in this Pledge Agreement, express or implied, shall confer on Pledgor the right to assign any of its rights or obligations hereunder at any time.

Section 20. APPLICABLE LAW. THIS PLEDGE AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, THE LAWS OF WHICH PLEDGOR HEREBY EXPRESSLY ELECTS TO APPLY TO THIS PLEDGE AGREEMENT, WITHOUT GIVING EFFECT TO PROVISIONS FOR CHOICE OF LAW THEREUNDER. PLEDGOR AGREES THAT ANY ACTION OR PROCEEDING BROUGHT TO ENFORCE OR ARISING OUT OF THIS PLEDGE AGREEMENT SHALL BE COMMENCED IN ACCORDANCE WITH THE PROVISIONS OF THIS PLEDGE AGREEMENT.

Section 21. WAIVER OF JURY TRIAL. PLEDGOR HEREBY WAIVES ANY AND ALL RIGHTS THAT IT MAY NOW OR HEREAFTER HAVE UNDER THE LAWS OF THE UNITED STATES OF AMERICA OR ANY STATE TO A TRIAL BY JURY OF ANY AND ALL ISSUES ARISING EITHER DIRECTLY OR INDIRECTLY IN ANY ACTION OR PROCEEDING BETWEEN PLEDGOR AND LENDER OR THEIR SUCCESSORS AND ASSIGNS, OUT OF OR IN ANY WAY CONNECTED WITH THIS PLEDGE AGREEMENT, THE OTHER LOAN DOCUMENTS, THE OBLIGATIONS AND/OR THE SECURITIES COLLATERAL. IT IS INTENDED THAT SAID WAIVER SHALL APPLY TO ANY AND ALL DEFENSES, RIGHTS, AND/OR COUNTERCLAIMS IN ANY ACTION OR PROCEEDINGS BETWEEN PLEDGOR AND LENDER. PLEDGOR WAIVES ALL RIGHTS TO INTERPOSE ANY CLAIMS, DEDUCTIONS, SETOFFS OR COUNTERCLAIMS OF ANY KIND, NATURE OR DESCRIPTION IN ANY ACTION OR PROCEEDING INSTITUTED BY LENDER WITH RESPECT TO THIS PLEDGE AGREEMENT, THE OTHER LOAN DOCUMENTS, THE OBLIGATIONS, THE SECURITIES COLLATERAL OR ANY MATTER ARISING THEREFROM OR RELATING THERETO, EXCEPT COMPULSORY COUNTERCLAIMS.

Section 22. CONSENT TO JURISDICTION. PLEDGOR HEREBY (a) IRREVOCABLY SUBMITS AND CONSENTS TO THE EXCLUSIVE JURISDICTION OF THE STATE AND FEDERAL COURTS LOCATED IN THE STATE OF NEW YORK, NEW YORK COUNTY, WITH RESPECT TO ANY ACTION OR PROCEEDING ARISING OUT OF THIS PLEDGE AGREEMENT, THE OTHER LOAN DOCUMENTS, THE OBLIGATIONS AND/OR THE SECURITIES COLLATERAL OR ANY MATTER ARISING THEREFROM OR RELATING THERETO, AND (b) WAIVES ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE BASED ON VENUE OR FORUM NON CONVENIENS WITH RESPECT THERETO. IN ANY SUCH ACTION OR PROCEEDING, PLEDGOR WAIVES PERSONAL SERVICE OF THE SUMMONS AND COMPLAINT OR OTHER PROCESS AND PAPERS THEREIN AND AGREES THAT THE SERVICE THEREOF MAY BE MADE BY CERTIFIED MAIL, RETURN RECEIPT REQUESTED, DIRECTED TO PLEDGOR AT ITS OFFICES SET FORTH HEREIN OR OTHER ADDRESS THEREOF OF WHICH LENDER HAS RECEIVED NOTICE AS PROVIDED IN THIS PLEDGE AGREEMENT. NOTWITHSTANDING THE FOREGOING, PLEDGOR CONSENTS TO THE COMMENCEMENT BY LENDER OF ANY SUIT, ACTION OR PROCEEDING IN ANY OTHER JURISDICTION TO ENFORCE ITS RIGHTS IN AND TO THE SECURITIES COLLATERAL AND WAIVES ANY OBJECTIONS WHICH IT MAY NOW OR HEREAFTER HAVE BASED ON VENUE AND/OR FORUM NON CONVENIENS OF ANY SUCH SUIT, ACTION OR PROCEEDING.

Section 23. Counterparts. This Pledge Agreement may be executed in one or more counterparts, and by facsimile or electronic signature, each of which when so executed, shall be deemed an original, but all of which shall constitute but one and the same instrument.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have caused this Pledge and Security Agreement to be duly executed as of the date first above written.

PLEDGOR:

IORA SOFTWARE LIMITED

By:	/s/ Mark Thompson
Name:	Mark Thompson
Title:	Chief Executive Officer

LENDER:

MORIAH SOFTWARE MANAGEMENT LP

By:	Black Dolphin Capital Management, LLC, its General Partner

By:	/s/ Greg Zilberstein
Name:	Greg Zilberstein
Title:	Managing Member

[SIGNATURE PAGE - PLEDGE AND SECURITY AGREEMENT]

SCHEDULE 1

TO

PLEDGE AND SECURITY AGREEMENT

PLEDGED SECURITIES

100% (2,000 shares) of the issued and outstanding common stock, par value $001 per share, represented by certificate no. C-1, of iOra Inc., a copy of which is annexed hereto.